                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: December 16, 2002

                    CHASE MANHATTAN MARINE OWNER TRUST 1997-A
                             (Issuer of securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
             (Exact name of registrant as specified in its charter)

         United States                  333-32737           22-2382028
----------------------------     ------------------------   -------------------
(State or other jurisdiction     (Commission File Number)   (IRS Employer
     of incorporation)                                      Identification No.)

      White Clay Center, Building 200, Newark, DE             19711
      ------------------------------------------------     ------------
      (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

              JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank)
             (Exact name of registrant as specified in its charter)

         New York                      333-32737               13-4994650
----------------------------    ------------------------   ---------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)

      270 Park Avenue, New York, New York                   10017
      -----------------------------------------------     ------------
      (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:


         Chase Manhattan Marine Owner Trust 1997-A is the issuer of 8 classes of Asset Backed Notes. The notes are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as a seller, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as seller, and The CIT Group/Sales Financing, Inc., as servicer.

         On December 16, 2002, CIT as servicer, distributed monthly interest to the holders of the notes. CIT furnished copies of the monthly reports for each class of notes as required by the Sale and Servicing Agreement. Copies of those monthly reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).  Exhibits

   Exhibits          Description
   --------          ---------------

    20.1 Monthly Report with respect to the December 16, 2002 distribution

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 16, 2002

                                   THE CIT GROUP/SALES FINANCING, INC.,
                                   as Servicer



                                   By: /s/ Gilmar Rodrigues
                                       ---------------------------
                                   Name:    Gilmar Rodrigues
                                   Title:   Vice President

                        INDEX TO EXHIBITS
                        -----------------


Exhibit No.             Description
----------              -----------------
20.1                    Monthly Report with respect to the December 16,
                        2002 distribution